                                                                  EXHIBIT 10.46A


              AMENDMENT TO MANAGEMENT INCENTIVE PROGRAM AGREEMENT

     This Amendment to the Management Incentive Program Agreement (the "Amendment") is entered into this 15th day of August, 2000, by and between Hawker Pacific Aerospace (the "Company") and David Clark (the "Employee") for the purpose of amending Section 5 of the Management Incentive Program Agreement entered into February 4, 2000, by and between the Employee and the Company (the "MIP"). Unless expressly defined in this Amendment, all capitalized terms have the meanings given to them in the MIP.

     Section 4 of the MIP is hereby amended by adding the following sentence to the end of the section:

"Notwithstanding the preceding sentence, Employee expressly waives his right to receive any payment under this Section 4 that would otherwise become due upon the Closing Date of the transaction contemplated by the Stock Purchase Agreement by and between Lufthansa Technik AG and the shareholders of Unique Investment Corporation.

     This Amendment is being executed by the parties effective as of the date and year first set forth above.


     HAWKER PACIFIC AEROSPACE                      /s/  David Clark
                                             ------------------------------
                                             David Clark

     By:    /s/  David L. Lokken
        ------------------------------

     Name:  David L. Lokken

     Title: President & CEO

AMENDMENT TO MANAGEMENT INCENTIVE PROGRAM AGREEMENT

     This Amendment to the Management Incentive Program Agreement (the "Amendment") is entered into this 15th day of August, 2000, by and between Hawker Pacific Aerospace (the "Company") and Peter Fuller (the "Employee") for the purpose of amending Section 5 of the Management Incentive Program Agreement entered into February 4, 2000, by and between the Employee and the Company (the "MIP"). Unless expressly defined in this Amendment, all capitalized terms have the meanings given to them in the MIP.

     Section 4 of the MIP is hereby amended by adding the following sentence to the end of the section:

"Notwithstanding the preceding sentence, Employee expressly waives his right to receive any payment under this Section 4 that would otherwise become due upon the Closing Date of the transaction contemplated by the Stock Purchase Agreement by and between Lufthansa Technik AG and the shareholders of Unique Investment Corporation.

     This Amendment is being executed by the parties effective as of the date and year first set forth above.

     HAWKER PACIFIC AEROSPACE                       /s/  Peter Fuller
                                             -------------------------------
                                             Peter Fuller

     By:    /s/  David L. Lokken
        ------------------------------

     Name:  David L. Lokken

     Title: President & CEO

              AMENDMENT TO MANAGEMENT INCENTIVE PROGRAM AGREEMENT

     This Amendment to the Management Incentive Program Agreement (the "Amendment") is entered into this 15th day of August, 2000, by and between Hawker Pacific Aerospace (the "Company") and Mary Hanley (the "Employee") for the purpose of amending Section 5 of the Management Incentive Program Agreement entered into February 4, 2000, by and between the Employee and the Company (the "MIP"). Unless expressly defined in this Amendment, all capitalized terms have the meanings given to them in the MIP.

     Section 3.2 of the MIP is hereby amended by adding the following sentence to the end of the section:

"Notwithstanding the preceding sentence, Employee expressly waives her right to receive any payment under this Section 3.2 that would otherwise become due upon the Closing Date of the transaction contemplated by the Stock Purchase Agreement by and between Lufthansa Technik AG and the shareholders of Unique Investment Corporation.

     This Amendment is being executed by the parties effective as of the date and year first set forth above.

     HAWKER PACIFIC AEROSPACE                      /s/  Mary Hanley
                                             ------------------------------
                                             Mary Hanley

     By:    /s/  David L. Lokken
        ------------------------------

     Name:  David L. Lokken

     Title: President & CEO

              AMENDMENT TO MANAGEMENT INCENTIVE PROGRAM AGREEMENT

     This Amendment to the Management Incentive Program Agreement (the "Amendment") is entered into this 15th day of August, 2000, by and between Hawker Pacific Aerospace (the "Company") and Lawrence Kameen (the "Employee") for the purpose of amending Section 5 of the Management Incentive Program Agreement entered into February 4, 2000, by and between the Employee and the Company (the "MIP"). Unless expressly defined in this Amendment, all capitalized terms have the meanings given to them in the MIP.

     Section 3.2 of the MIP is hereby amended by adding the following sentence to the end of the section:

"Notwithstanding the preceding sentence, Employee expressly waives his right to receive any payment under this Section 3.2 that would otherwise become due upon the Closing Date of the transaction contemplated by the Stock Purchase Agreement by and between Lufthansa Technik AG and the shareholders of Unique Investment Corporation.

     This Amendment is being executed by the parties effective as of the date and year first set forth above.

     HAWKER PACIFIC AEROSPACE                    /s/  Lawrence Kameen
                                             ------------------------------
                                             Lawrence Kameen

     By:    /s/  David L. Lokken
        ------------------------------

     Name:  David L. Lokken

     Title: President & CEO

              AMENDMENT TO MANAGEMENT INCENTIVE PROGRAM AGREEMENT

     This Amendment to the Management Incentive Program Agreement (the "Amendment") is entered into this 15th day of August, 2000, by and between Hawker Pacific Aerospace (the "Company") and Brad Mulvihill (the "Employee") for the purpose of amending Section 5 of the Management Incentive Program Agreement entered into February 4, 2000, by and between the Employee and the Company (the "MIP"). Unless expressly defined in this Amendment, all capitalized terms have the meanings given to them in the MIP.

     Section 4 of the MIP is hereby amended by adding the following sentence to the end of the section:

"Notwithstanding the preceding sentence, Employee expressly waives his right to receive any payment under this Section 4 that would otherwise become due upon the Closing Date of the transaction contemplated by the Stock Purchase Agreement by and between Lufthansa Technik AG and the shareholders of Unique Investment Corporation.

     This Amendment is being executed by the parties effective as of the date and year first set forth above.

     HAWKER PACIFIC AEROSPACE                     /s/  Brad Mulvihill
                                             ------------------------------
                                             Brad Mulvihill

     By:    /s/  David L. Lokken
        ------------------------------

     Name:  David L. Lokken

     Title: President & CEO

              AMENDMENT TO MANAGEMENT INCENTIVE PROGRAM AGREEMENT

     This Amendment to the Management Incentive Program Agreement (the "Amendment") is entered into this 15th day of August, 2000, by and between Hawker Pacific Aerospace (the "Company") and Brian Carr (the "Employee") for the purpose of amending Section 5 of the Management Incentive Program Agreement entered into February 4, 2000, by and between the Employee and the Company (the "MIP"). Unless expressly defined in this Amendment, all capitalized terms have the meanings given to them in the MIP.

     Section 5 of the MIP is hereby amended by adding the following sentence to the end of the section:

"Notwithstanding the preceding sentence, Employee expressly waives his right to receive any payment under this Section 5 that would otherwise become due upon the Closing Date of the transaction contemplated by the Stock Purchase Agreement by and between Lufthansa Technik AG and the shareholders of Unique Investment Corporation.

     This Amendment is being executed by the parties effective as of the date and year first set forth above.

     HAWKER PACIFIC AEROSPACE                       /s/  Brian Carr
                                             ------------------------------
                                             Brian Carr

     By:    /s/  David L. Lokken
        ------------------------------

     Name:  David L. Lokken

     Title: President & CEO